UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2011

FIRST SURGICAL PARTNERS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52458	51-0383940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

411 First Street
Bellaire, Texas  77401
(Address of principal executive offices) (zip code)

713-665-1111
(Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, New York 11570
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 8, 2011, First Surgical Partners Inc. issued the press release attached hereto as Exhibit 99.1 announcing the declaration of a special cash dividend to shareholders of $0.0125 per share to be paid on March 8, 2011 to all shareholders of record on March 7, 2011.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release dated March 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SURGICAL PARTNERS INC.

Dated: March 9, 2011	By:	/s/ Anthony F. Rotondo
Name: Anthony F. Rotondo
Title: Chief Executive Officer and President